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                                                                   EXHIBIT 10.47
                                    AMENDMENT

                                     TO THE

                           EMPLOYEES' RETIREMENT PLAN
                                 OF AMETEK, INC.

                                 AMENDMENT NO. 5

         WHEREAS, there was adopted and made effective as of December 29, 1942, the Employees' Retirement Plan of AMETEK, Inc. (the "Plan"); and

         WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1998; and

         WHEREAS, Section 9.2 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time or from time to time; and

         WHEREAS, AMETEK now desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: A new Appendix XXXII is hereby added to the Plan, to read in its entirety as follows:

                                 APPENDIX XXXII
                     SPECIAL PROVISIONS RELATING TO CERTAIN
                 EMPLOYEES TRANSFERRING TO THE NATIONAL CONTROLS
                      CORPORATION DIVISION OF AMETEK, INC.

         1. The provisions of this Appendix XXXII shall apply only to the following employees of the National Controls Corporation Division of AMETEK, Inc. ("NCC"), Shawn Cabin, Arlin Demerer, William Gladfelter, Richard Grudzien, Dorothy Jones, Frank Kay, Insoon Kim, Stephan Kunca, Charles Laufer, Thomas Ryan, Charles Sheridan, John Thacker and Ervin Whitfield (the "Covered Employees"), who directly transferred their employment from the Panalarm Division of AMETEK, Inc. ("Panalarm") to NCC upon the dissolution of Panalarm by the Company.

         2. Each of the Covered Employees shall remain eligible to participate in the Plan upon his transfer to NCC.

         3. Except to the extent set forth above, defined terms used in this Appendix XXXII shall have the same meaning as used in the Plan.
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         SECOND: The provisions of this Amendment No. 5 shall be effective as of
August 13, 1999.

         IN WITNESS WHEREOF, AMETEK has caused these presents to be executed in its corporate name, by its duly authorized officer on this 7th day of September, 1999.

                                  AMETEK, Inc.

                                  By:  /s/ Donna F. Winquist
                                  ----------------------------------------------

Attest:

/s/ Kathryn E. Londra
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